UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2009

 TEEN GLOW MAKEUP, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(State or other jurisdiction of incorporation or organization)
333-151517 (Commission File Number)	26-0693872 (IRS Employer Identification Number)
297 Kingsbury Grade
Suite D, Post Office Box 4470
Lake Tahoe, NV 89449-6957
(Address of principal executive offices)

 Copies to:
JPF Securities Law, LLC
19720 Jetton Road
Suite 300
Cornelius, NC 28031
Tel: 704-897-8334
Fax: 704-897-8349

This Current Report on Form 8-K is filed by Teen Glow Makeup, Inc., a Nevada corporation (“Registrant”), in connection with the items described below.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Item 5.01 Changes in Control of Registrant
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
Exhibit-10.1 Agreement for the Purchase of Common Stock with Pamela Hutchinson
Exhibit-10.2 Agreement for the Purchase of Common Stock with Andrea Mizushima
Signatures

Item 1.01 Entry into a Material Definitive Agreement

Johannes Petersen (the “Buyer”) acquired approximately 98.523% of the issued and outstanding shares of stock of the Company from Pamela Hutchinson (“Hutchinson”) pursuant to the terms and conditions of an Agreement for the Purchase of Common Stock, dated November 20, 2009, among the Buyer and Hutchinson (the “Hutchinson Agreement”). A copy of the Hutchinson Agreement for the Purchase of Common Stock is filed as exhibit 10.1 to this Current Report on Form 8-K.

The Buyer acquired an additional .1159% of the issued and outstanding shares of stock of the Company from Andrea Mizushima (“Mizushima”) pursuant to the terms and conditions of an Agreement for the Purchase of Common Stock, dated November 20, 2009, among the Buyer and Mizushima (the “Mizushima Agreement”). A copy of the Mizushima Agreement for the Purchase of Common Stock is filed as exhibit 10.2 to this Current Report on Form 8-K.

There were no material relationships between the Registrant or its affiliates and any of the parties to the Hutchinson Agreement or Mizushima Agreement (collectively the “Agreements”), other than in respect to the Agreements.

Pursuant to the terms and conditions of the Agreements, the Buyer acquired from Hutchinson and Mizushima (collectively the “Sellers”) 8,510,000 shares of common stock of the Registrant (the “Transaction”).

Item 5.01 Changes in Control of Registrant

The Buyer entered into an agreement to acquire control of the Registrant on November 20, 2009 through the transfer of common stock representing approximately 98.64% of the fully diluted issued and outstanding shares of stock of the Registrant.  Pursuant to the Agreements the Buyer purchased 8,510,000 shares of common stock from the Sellers. The Buyer paid $50,000 for the Transaction.

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the board of directors of the Registrant (the “Board of Directors”) may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Immediately prior to the closing of the Transaction, the Sellers served on the Board of Directors. Pursuant to the terms and conditions set forth in the Agreements, immediately following the closing of the Transaction, (1) the Buyer’ nominee, Johannes Petersen was appointed to the Board of Directors; (2) the Sellers tendered resignations from the Board of Directors and Pamela Hutchinson resigned as an officer; (3) effective as of ten days after the delivery to the shareholders of the Registrant of an Information Statement pursuant to Rule 14f; (4) and the parties agreed to appoint the Buyer’s nominee, Johannes Petersen, to the Board of Directors as at a future date to be determined by the Buyer.

Item 5.02 Departure Of Directors Or Certain Officers; Election Of Directors; Appointment Of Certain Officers; Compensatory Arrangement Of Certain Officers.

Appointment of Johannes Petersen to the Board of Directors

Immediately following the closing of the Transaction, Johannes Petersen was appointed to the Board of Directors.

Mr. Petersen holds a BSc in Economics from Universidad del Pacifico (Peru) and an MBA degree from the London Business School (UK). He brings to the Company experience gained from multiple managerial and directorship positions within diverse private and public companies. Since completing his business school studies, Mr. Petersen gained business development and business planning experience with an emphasis in the resources industry. He has worked in business planning and development for natural resource projects and has also covered several functions within the financial services industry, ranging from fixed income to currency trading.

Mr. Petersen currently sits on the board of directors of Reflection Oil & Gas Partners Ltd., a private UK company of which he was a founder, Hainan Mining Corporation Ltd., a private UK company of which he was a founder, and American Sierra Gold Corp., a U.S. public company, currently quoted on the OTCBB.

Mr. Petersen formerly worked for Dragon Gold Resources Inc. and Century Petroleum Corp., U.S. companies previously listed on the OTC Bulletin Board. He formerly worked in Lima, Peru for the following: Peru Scan Trading SAC, Credibolsa SAB, Banco de Credito del Peru and CONASEV (Peruvian securities regulation agency equivalent to the SEC).

Mr. Petersen has not, during the last five years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors). Mr. Petersen has not, during the last five years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and, as a result of such proceeding, was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws, or finding any violation with respect to such laws. Mr. Petersen has not, during the last five years, been a party of any bankruptcy petition filed by or against any business of which he was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

Departure of Pamela Hutchinson as Director and Chief Executive Officer, Chief Financial Officer, and President

Immediately following the closing of the Transaction, Pamela Hutchinson resigned as a Director, the Chief Financial Officer, the President and the Chief Executive Officer of the Registrant.

Departure of Andrea Mizushima as Director

Immediately following the closing of the Transaction, Andrea Mizushima resigned as a Director of the Registrant.

Appointment of Johannes Petersen as Chairman of the Board

Immediately following the closing of the Transaction, the Registrant appointed Johannes Petersen as its Chairman of the Board of Directors. There are no employment agreements between the Registrant and Johannes Petersen.

Johannes Petersen

Information about Johannes Petersen is set forth above under “Appointment of Johannes Petersen to the Board of Directors.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit-10.1 Agreement for the Purchase of Common Stock with Pamela Hutchinson
Exhibit-10.2 Agreement for the Purchase of Common Stock with Andrea Mizushima

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teen Glow Makeup, Inc.

DATED: January 25, 2010	By:	/s/ Johannes Petersen
Johannes Petersen, President